                                            PLANET HOLLYWOOD INTERNATIONAL, INC.

                                                                     Exhibit 4.4


                               First Amendment to

                    Revolving Credit and Term Loan Agreement

                           dated as of October 1, 1997

                    among the Registrant, SunTrust Bank and

                               certain other banks

                               FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                  BY AND AMONG
                     PLANET HOLLYWOOD INTERNATIONAL, INC.,
               CERTAIN CORPORATIONS LISTED AS GUARANTORS THEREON,
                          THE BANKS SIGNATORY THERETO,
                        SUNTRUST BANK, CENTRAL FLORIDA,
                      NATIONAL ASSOCIATION, AS AGENT, AND
                THE BANK OF NOVA SCOTIA, AS DOCUMENTATION AGENT

                          DATED AS OF OCTOBER 1, 1997

                               CLOSING DOCUMENTS

                               FIRST AMENDMENT TO
                   REVOLVING CREDIT AND TERM LOAN AGREEMENT,
                               CONSENT AND WAIVER

       THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, CONSENT AND WAIVER (the "First Amendment") dated as of October 1, 1997, by and among PLANET HOLLYWOOD INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the corporations listed on the Joinder to the Credit Agreement hereinafter described (the "Guarantors"), the Lenders signatories to the Credit Agreement (the "Lenders"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") and THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as Documentation Agent (the "Documentation Agent").

                                   WITNESSETH:

      WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Revolving Credit and Term Loan Agreement dated as of September 18, 1997 (the "Credit Agreement"); and

      WHEREAS, the Borrower and the Guarantors have requested the Lenders to increase the Maximum Letter of Credit Amount available for issuance of Letters of Credit under the Credit Agreement, to consent to certain actions of the Borrower and/or its Subsidiaries and to waive certain provisions of the Credit Agreement; and

      WHEREAS, the Lenders, the Agent and the Documentation Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement. The Credit Agreement is hereby amended by the deletion of the definition of the term "Maximum Letter of Credit Amount" contained in Section 1.1 of the Credit Agreement and substituting in lieu thereof the following:

            "'Maximum Letter of Credit Amount' shall mean $10,000,000.00."

2. Consent and Waiver of Certain Provisions of the Credit Agreement. The Agent and the Lenders hereby:

      a. Consent to the pledge by Planet Hospitality Holdings, Inc., a Subsidiary of the Borrower, of its sole asset, being its limited and general partnership and member's interests (the "Partnership Interests") in 401 Hotel, L.P., 401 Hotel General Partner, L.L.C., 401 Commercial, L.P. and 401 General Partner, L.L.C., which entities own and/or operate the Hotel Pennsylvania, to Salomon Brothers Realty Corp. pursuant to two Pledge Agreements and Limited Recourse Guaranties, copies of which have been provided to the Agent and the Lenders, in connection with financing extended by Salomon Brothers Realty Corp.;

      b. Consent to the Borrower entering into a joint venture with Aladdin Gaming L.L.C. to build a music casino and hotel in Las Vegas, Nevada and investing up to $41,250,000.00 in such joint venture substantially in accordance with the executive summary furnished to the Lenders by the Borrower (the "Las Vegas Venture");

      c. Waive the terms and provisions of Section 8.1 of the Credit Agreement which limit or prohibit the pledge of the Partnership Interests; and

      d. Waive the terms and provisions of Sections 8.2 and 8.3 of the Credit Agreement which limit or prohibit the ability of the Borrower to invest in the Las Vegas Venture.

It is the mutual understanding of the Borrower, the Guarantors, the Agent and the Lenders that the waivers and consents contained in this paragraph relate and shall apply solely to the specific items and events described herein, for the purposes set forth herein, and do not apply to any other provisions of the Credit Agreement or any other Credit Document nor to any future events or circumstances which may violate or constitute or create a default under the Credit Agreement or any of the other Credit Documents, whether or not of a similar nature.

3. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

4. Capitalized Terms. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

5. Representations and Warranties. The Borrower and the Guarantors hereby reaffirm all of the representations and warranties contained in the Credit Agreement as though made and given in connection with the execution and delivery of this First Amendment and further certify that all such representations and warranties are true and correct on and as of the date hereof.

6. Ratification of Credit Documents; Miscellaneous. Except for any modification of and/or amendment to the Credit Agreement as herein provided, no other term, condition or provision of the Credit Agreement shall be considered to be altered or amended, and this First Amendment shall not be deemed a novation. The Credit Agreement as amended hereby, and all other Credit Documents shall remain in full force and effect. Each and every reference to the Credit Agreement in any other Credit Document shall be deemed to refer to the Credit Agreement as amended by this First Amendment. The Borrower and the Guarantors hereby acknowledge and agree that the Credit Documents are, as of the date hereof, valid and enforceable in accordance with their respective terms and that all amounts extended by the Lenders to the Borrower pursuant thereto are absolutely and unconditionally due and owing to the Lenders, and are not subject to any defenses, counterclaims or rights of set-off whatsoever.

7. Governing Law. THIS FIRST AMENDMENT SHALL BE EFFECTIVE UPON EXECUTION BY ALL LENDERS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

      IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

                                        BORROWER:

ATTEST:                                 PLANET HOLLYWOOD INTERNATIONAL, INC.


/s/ Scott E. Johnson                    By: /s/ Thomas Avallone
------------------------------             ------------------------------------
Scott E. Johnson,                          Thomas Avallone,
Secretary                                  Executive Vice President

                             JOINDER BY GUARANTORS

      Each of the undersigned, being a Guarantor of the Loans, hereby consents to and joins in the foregoing First Amendment to Revolving Credit and Term Loan Agreement, Consent and Waiver (the "First Amendment") and hereby (a) ratifies and affirms its duties and obligations under the Credit Agreement as amended by the First Amendment, (b) states, confirms and agrees that the Subsidiary Guaranty Agreement executed by each of them is valid and binding without any claim, counterclaim, defense or other right of offset whatsoever and (c) reaffirms its absolute and unconditional guarantee of all obligations of the Borrower to the Lenders under the Credit Agreement and each of the other Credit Documents.

                                      AS OFFICERS, DIRECTORS AND/OR
                                      AUTHORIZED SIGNATORIES OF EACH OF
                                      THE MATERIAL SUBSIDIARIES SHOWN ON
                                      ANNEX "A" HERETO
ATTEST:


/s/ Scott E. Johnson                  By: /s/ Thomas Avallone
------------------------------           ------------------------------------
Scott E. Johnson,                        Thomas Avallone,
Secretary                                Executive Vice President

                                      AS OFFICERS, DIRECTORS AND/OR
                                      AUTHORIZED SIGNATORIES OF EACH OF
                                      THE MATERIAL SUBSIDIARIES SHOWN ON
                                      ANNEX "B" HERETO

ATTEST:


/s/ Mark Helm                         By: /s/ Anne Vercheski
------------------------------           ------------------------------------
Mark Helm,                               Anne Vercheski,
Secretary                                President


Signed, sealed and delivered          PLANET HOLLYWOOD (REGION V), INC.
in the presence of:


                                      By:
------------------------------           ------------------------------------
Print Name:                              Brian Hood,
           -------------------           President and Secretary

------------------------------
Print Name:
           -------------------

                             JOINDER BY GUARANTORS

      Each of the undersigned, being a Guarantor of the Loans, hereby consents to and joins in the foregoing First Amendment to Revolving Credit and Term Loan Agreement, Consent and Waiver (the "First Amendment") and hereby (a) ratifies and affirms its duties and obligations under the Credit Agreement as amended by the First Amendment, (b) states, confirms and agrees that the Subsidiary Guaranty Agreement executed by each of them is valid and binding without any claim, counterclaim, defense or other right of offset whatsoever and (c) reaffirms its absolute and unconditional guarantee of all obligations of the Borrower to the Lenders under the Credit Agreement and each of the other Credit Documents.

                                      AS OFFICERS, DIRECTORS AND/OR
                                      AUTHORIZED SIGNATORIES OF EACH OF
                                      THE MATERIAL SUBSIDIARIES SHOWN ON
                                      ANNEX "A" HERETO
ATTEST:


------------------------------           ------------------------------------
Scott E. Johnson,                        Thomas Avallone,
Secretary                                Executive Vice President

                                      AS OFFICERS, DIRECTORS AND/OR
                                      AUTHORIZED SIGNATORIES OF EACH OF
                                      THE MATERIAL SUBSIDIARIES SHOWN ON
                                      ANNEX "B" HERETO

ATTEST:


------------------------------           ------------------------------------
Mark Helm,                               Anne Vercheski,
Secretary                                President


Signed, sealed and delivered          PLANET HOLLYWOOD (REGION V), INC.
in the presence of:


/s/ Amy Haddox                        By: /s/ Brian Hood
------------------------------           ------------------------------------
Print Name: Amy Haddox                   Brian Hood,
           -------------------           President and Secretary

/s/ Rosemary Johnston
------------------------------
Print Name: Rosemary Johnston
           -------------------

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           SUNTRUST BANK, CENTRAL FLORIDA,
                                           NATIONAL ASSOCIATION, as a Lender,
                                           and as Agent


                                           By: /s/ Vipul H. Patel
                                               ---------------------------------
                                               Vipul H. Patel,
                                               First Vice President

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           AMSOUTH BANK, a Lender

                                           By: /s/ Anthony L. Stiffler
                                               ---------------------------------
                                               Anthony L. Stiffler,
                                               Vice President

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           THE BANK OF NOVA SCOTIA, as a
                                           Lender and as Documentation
                                           Agent


                                           By: /s/ William J. G. Brown
                                               ---------------------------------
                                               William J. G. Brown,
                                               Vice President

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           BANQUE PARIBAS, a Lender


                                           By: /s/ Duane P. Helkowski
                                               ---------------------------------
                                               Name: DUANE HELKOWSKI
                                                    ----------------------------
                                               Title: VICE PRESIDENT
                                                     ---------------------------


                                           By: /s/ Mary T. Finnegan
                                               ---------------------------------
                                               Name: Mary T. Finnegan
                                                    ----------------------------
                                               Title:  Director
                                                     ---------------------------

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           DAI-ICHI KANGYO BANK, LIMITED,
                                           ATLANTA AGENCY, a Lender


                                           By: /s/ Tatsuji Noguchi
                                               ---------------------------------
                                               Name: Tatsuji Noguchi
                                                    ----------------------------
                                               Title:  Joint General Manager
                                                     ---------------------------

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           THE FUJI BANK AND TRUST
                                           COMPANY, a Lender


                                           By: /s/ Toshiaki Yakura
                                               ---------------------------------
                                               Toshiaki Yakura,
                                               Executive Vice President

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                      LLOYDS BANK PLC, a Lender


                                      By: /s/ Windsor R. Davies
                                          -------------------------------------
                                          Windsor R. Davies
                                          Vice President and Manager


                                      By: /s/ David C. Rodway
                                          -------------------------------------
                                          Name: David C. Rodway
                                               --------------------------------
                                          Title:  Assistant Vice President R156
                                                -------------------------------

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                         NATIONAL WESTMINSTER BANK PLC, a Lender


                                         By: /s/ Peter M. Anscomb
                                            -----------------------------------
                                            Peter M. Anscomb
                                            Senior Corporate Manager

                     [SIGNATURE PAGE TO FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT,
                   AND PLANET HOLLYWOOD INTERNATIONAL, INC.]


                                           THE SAKURA BANK, LIMITED, a Lender


                                           By: /s/ Hiroyasu Imanishi
                                              ----------------------------------
                                               Hiroyasu Imanishi,
                                               Vice President and Senior
                                                 Manager

ANNEX "A"

Planet Hollywood (Aspen), Inc.
Planet Hollywood (Atlantic City), Inc.
Planet Hollywood (Boston), Inc.
Planet Hollywood (Chefs), Inc. [f/k/a Planet Hollywood (Nashville), Inc.] Planet Hollywood (Chicago), Inc.
Planet Hollywood (Honolulu), Inc.
Planet Hollywood (London), Inc. [f/k/a Planet Hollywood (Seattle), Inc.]
Planet Hollywood (LP), Inc.
Planet Hollywood (Mail Order), Inc. [f/k/a Planet Hollywood (Denver), Inc.] Planet Hollywood (Maui), Inc.
Planet Hollywood (New Orleans), Inc.
Planet Hollywood (New York City), Inc.
Planet Hollywood (Orlando), Inc.
Planet Hollywood (Orlando Distribution), Inc.
Planet Hollywood (Paris), Inc.
Planet Hollywood (Phoenix), Inc.
Planet Hollywood (Region I), Inc. [f/k/a Planet Hollywood (Miami), Inc.]
Planet Hollywood (Region II), Inc. [f/k/a Planet Hollywood (Atlanta), Inc.] Planet Hollywood (Region III), Inc. [f/k/a Planet Hollywood (Washington), Inc.] Planet Hollywood (Region IV), Inc.
Planet Hollywood (Region VI), Inc.
Planet Hollywood (Region VII), Inc. [f/k/a Planet Hollywood (San Diego), Inc.;
  successor by merger to Planet Hollywood (Beverly Hills), Inc.]
Planet Hollywood (Tel Aviv), Inc.
Planet Hollywood (Warehouse), Inc.
1501 Broadway, Inc.
All Star Cafe International, Inc.
All Star Cafe (LP), Inc.
All Star Cafe (New York), Inc.
All Star Cafe (Region V), Inc.
All Star Cafe (Region VII), Inc.
All Star Cafe (Region VIII), Inc.
Authentic All Star, Inc.
Official All Star Cafe, Inc.
Coast Licensing, Inc.
Corner Enterprises, Inc.
EBCO Management, Inc.

ANNEX "B"


Karmalanne, Inc.
Meant 2 Be, Inc.
Rocky Pit, Inc.
Ten Alps, Inc.